Exhibit 99

FOR IMMEDIATE RELEASE

Hawaiian Electric Industries Announces CFO Appointments

HEI Chief Financial Officer Paul Ito to Become CFO of Hawaiian Electric Company Through Approximately December 31, 2024, Following Planned Retirement of Tayne Sekimura

Utility Industry Veteran Scott DeGhetto to Join HEI as CFO Until Ito Resumes Position

HONOLULU, Sept. 18, 2023 – Hawaiian Electric Industries, Inc. (NYSE: HE) ("HEI"), today announced the following leadership plans at HEI and Hawaiian Electric Company, Inc. ("Hawaiian Electric"), a subsidiary of HEI, effective October 1, 2023:

•Hawaiian Electric SVP, CFO & Treasurer Tayne Sekimura will retire on September 30, 2023, after 32 years of service. Sekimura’s retirement plans were announced internally early this year.
•Hawaiian Electric is at an unprecedented point in its history in the wake of the August 8 tragedy on Maui. Hawaiian Electric had been progressing on naming a successor to Sekimura but these plans were upended by the August events. Consequently, Paul Ito, currently EVP, CFO & treasurer of HEI, will serve as SVP, CFO & treasurer of Hawaiian Electric until approximately December 31, 2024 to assist the utility during this critical period, ensure a seamless transition and provide additional time for the utility to appoint a successor to Sekimura. Ito will return to HEI and resume his original role immediately following his term at Hawaiian Electric.
•Scott DeGhetto has been appointed EVP, CFO & treasurer of HEI, effective October 1, 2023 through approximately December 31, 2024. DeGhetto joins HEI from Moelis & Company, bringing over 30 years of experience and significant expertise in the power, utility and renewable energy sectors. DeGhetto will remain at HEI in an advisory role from approximately January 1, 2025 until April 1, 2025 to provide for a transition around Ito’s return.

Scott Seu, president and CEO of HEI said, “Paul is a proven financial leader, with a deep understanding of HEI and Hawaiian Electric. Our Board and executive team are confident that Paul’s expertise and strategic approach will be instrumental in helping guide Hawaiian Electric through this historic and complex period for our company, and believe this will be a seamless transition for all of our stakeholders. We’re grateful that Paul is temporarily stepping into this critical role for our enterprise and look forward to his return to HEI.”

Ito said, “The Hawaiian Electric team’s relentless commitment to supporting and serving our communities on Maui following the Lahaina fires has been nothing short of heroic, and I am honored to work even more closely with Shelee and the rest of the team over the next year to help advance the rebuilding and restoration efforts and plan for the future. We have a long history in Hawai‘i, and we are committed to ensuring Hawaiian Electric continues to be the strong, financially healthy local utility that the people of Maui and Hawai‘i need over the long term.”

“On behalf of the entire Hawaiian Electric ‘ohana, I want to thank Tayne for her dedication, leadership, and, on a personal level, friendship, over her many years with the company. She has made innumerable contributions to Hawaiian Electric. While Tayne had planned to retire this summer, she generously deferred her retirement date to ensure a seamless transition – that’s the kind of person she is. We wish
HEI • 1001 Bishop Street, Suite 2900 • Honolulu, HI 96813
Mailing Address: P.O. Box 730 • Honolulu, HI 96808-0730

her all the best,” said Shelee Kimura, president and CEO of Hawaiian Electric. “Paul’s knowledge, judgment and expertise will be invaluable as Hawaiian Electric continues to support Maui’s recovery, expands our grid resilience efforts and works to determine, alongside others, what needs to be done to keep communities safe as extreme weather events intensify on our islands and around the globe. His skills are needed here now more than ever, and we look forward to welcoming him to our executive team.”

Seu continued, “We are pleased to welcome Scott to the HEI team. Scott brings more than 30 years of experience in the power, utility and renewable energy sectors, and has a successful track record of helping to guide companies through diverse and challenging situations and economic cycles. We look forward to benefiting from his valuable insights and broad experience over the next year.”

DeGhetto said, “I have known the team at HEI for many years and have long admired their business and culture of compassion. I am also deeply familiar with utilities, having spent the early years of my career as an engineer at PSE&G, and feel a personal connection to Hawai‘i with family who live on Kauai. It is an honor to join such a dedicated team at this important time for the company, and I look forward to doing my part to ensure HEI remains a strong and trusted partner to the people of Hawai‘i for the long term.”

About Scott DeGhetto
Scott DeGhetto has over 30 years of experience advising companies in the power, utility and renewable energy sectors. DeGhetto most recently served as Managing Director of Power, Utilities and Renewable Energy at Moelis & Company. Prior to joining Moelis & Company, Scott was Co-Head of the Power & Renewable Energy Group at Credit Suisse. He has also held Managing Director roles at J.P. Morgan, in the Power and Pipeline Group, and at UBS, in the Global Utilities group. Scott holds a Bachelor of Science in Electrical Engineering from the University of Rochester and a Master of Business Administration from the Stern School of Business at New York University.

About Paul Ito
Paul Ito serves as CFO at HEI, and has been with HEI since 2018, where he has also served as vice president of tax, controller and treasurer. He has led the accounting, financial reporting, tax and treasury functions, and provided support in the enterprise risk management, investment analysis, and strategic and operating plan functions. Ito also managed HEI’s information technology efforts, leading digital transformation initiatives in accounting, tax and financial reporting. Prior to joining HEI, Ito held various leadership roles at Alexander & Baldwin, Inc. (A&B) (NYSE: ALEX), including senior vice president, CFO and treasurer. Ito worked in the audit practice at Deloitte & Touche, LLP’s offices in Honolulu and San Jose, and Deloitte’s national office in San Francisco. Ito holds a Bachelor of Business Administration from the University of Hawai‘i at Manoa and a Master’s degree in Professional Accounting with a concentration in managerial accounting from the University of Texas in Austin.

ABOUT HEI
The HEI family of companies provides the energy and financial services that empower much of the economic and community activity of Hawai‘i. HEI’s electric utility, Hawaiian Electric, supplies power to approximately 95% of Hawai‘i’s population and is undertaking an ambitious effort to decarbonize its operations and the broader state economy. Its banking subsidiary, ASB, is one of Hawai‘i’s largest financial institutions, providing a wide array of banking and other financial services and working to advance economic growth, affordability and financial fitness. HEI also helps advance Hawai‘i’s sustainability goals through investments by its non-regulated subsidiary, Pacific Current. For more information, visit www.hei.com.

Forward-Looking Statements
This statement may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI, Hawaiian Electric and their subsidiaries,
HEI • 1001 Bishop Street, Suite 2900 • Honolulu, HI 96813
Mailing Address: P.O. Box 730 • Honolulu, HI 96808-0730

the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this statement should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Annual Report on Form 10-K for the year ended December 31, 2022 and HEI’s other periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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Contact

HEI
Media Contact
AJ Halagao
Vice President,
Corporate & Community Advancement
ajhalagao@hei.com
(808) 543-7625

Investor Contact
Mateo Garcia
Director,
Investor Relations
ir@hei.com
(808) 543-7300

Hawaiian Electric
Media Contact
media@hawaiianelectric.com

HEI • 1001 Bishop Street, Suite 2900 • Honolulu, HI 96813
Mailing Address: P.O. Box 730 • Honolulu, HI 96808-0730